UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2010
Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)

(610) 832-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.                                Results of Operations and Financial Condition.

On October 26, 2010, Quaker Chemical Corporation announced its results of operations for the third quarter ended September 30, 2010 in a press release, the text of which is included as Exhibit 99.1 hereto.  Supplemental information related to the same period is also included as Exhibit 99.2 hereto.

Item 9.01.                                Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.
99.1	Press Release of Quaker Chemical Corporation dated September 30, 2010.

99.2	Supplemental Information related to third quarter ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION Registrant

Date: October 26, 2010	By:	/s/ Mark A. Featherstone
Mark A. Featherstone Vice President and Chief Financial Officer